UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2016

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras Street, Suite 1500 New Orleans, Louisiana	70130
(Address of principal executive offices)	(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 22, 2016, Tidewater Inc. (“Tidewater” and, together with its subsidiaries, the “Company”) provided notice to certain officers of the Company, including each of its named executive officers (the “Named Executives”), of the termination of the Change of Control Agreement between such officer and Tidewater (each, an “Existing Agreement”).

Based on the timing of this notice, the Existing Agreement for each Named Executive will expire on December 31, 2017, unless a change of control (as defined in the Existing Agreement) occurs on or prior to this date. In such event, each Named Executive’s Existing Agreement will be automatically extended until the second anniversary of the change of control.

As disclosed in the proxy statement filed on June 10, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Tidewater is conducting a review of the form and scope of change of control protections currently provided to Company officers. The Committee currently intends to provide each Named Executive with appropriate replacement change of control protections prior to the expiration of his Existing Agreement. However, the Committee expects that, among other things, this process will result in the elimination of all legacy excise tax gross-up rights that could be triggered based on the application of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.

The Form of Notice of Termination and each of the Existing Agreements with the Named Executives are included as exhibits to, and incorporated by reference into, this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Form 8-K:

10.1	Form of Notice of Termination of Change of Control Agreement, delivered to each of the Company’s officers.

10.2	Amended and Restated Change of Control Agreement between Tidewater Inc. and Jeffrey Platt dated effective as of June 1, 2008 (filed with the Commission as Exhibit 10.4 to the company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008, File No. 1-6311, and incorporated herein by reference).

10.3	Change of Control Agreement between Tidewater Inc. and Quinn P. Fanning dated effective as of July 31, 2008 (filed with the Commission as Exhibit 10.7 to the company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008, File No. 1-6311, and incorporated herein by reference).

10.4	Amended and Restated Change of Control Agreement between Tidewater Inc. and Jeffrey A. Gorski effective as of June 1, 2012 (filed with the Commission as Exhibit 10.30 to the company’s annual report on Form 10-K for the fiscal year ended March 31, 2013, File No. 1-6311, and incorporated herein by reference).

10.5	Amended and Restated Change of Control Agreement between Tidewater Inc. and Bruce D. Lundstrom dated effective as of July 31, 2008 (filed with the Commission as Exhibit 10.6 to the company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008, File No. 1-6311, and incorporated herein by reference).

10.6	Amended and Restated Change of Control Agreement between Tidewater Inc. and Joseph Bennett dated effective as of June 1, 2008 (filed with the Commission as Exhibit 10.5 to the company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008, File No. 1-6311, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Joseph M. Bennett
Joseph M. Bennett
Executive Vice President and Chief Investor Relations Officer

Date: July 25, 2016

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